First Quarter 2013 Results

April 18, 2013

Investor Presentation

2013 vs. 2012 P&L Summary

First Quarter

2013 2012%

Revenue $ 3,398.9 $ 3,307.3 2.8% EBITA (a) 397.1 386.5 2.7%

% Margin 11.7% 11.7%

Amortization of Intangibles 25.4 24.0

Operating Income $ 371.7 $ 362.5 2.5%

% Margin 10.9% 11.0%

(a) EBITA is a non-GAAP financial measure. See page 20 for the definition of this measure and page 18 for the reconciliation of non-GAAP measures.

April 18, 2013 1

2013 vs. 2012 P&L Summary

First Quarter

2013 2012%

Operating Income $ 371.7 $ 362.5 2.5%

% Margin 10.9% 11.0%

Net Interest Expense 40.9 29.2

Income Taxes 109.2 109.3

% Tax Rate 33.0% 32.8%

Income from Equity Method Investments 3.2 2.0

Noncontrolling Interests 19.7 21.4

Net Income - Omnicom Group $ 205.1 $ 204.6 0.2%

April 18, 2013 2

2013 vs. 2012 Net Income and Earnings Per Share

First Quarter

2013 2012

Net Income - Omnicom Group $ 205.1 $ 204.6 Net Income - Participating Securities (5.4) (4.5) Net Income Available for Common Shares $ 199.7 $ 200.1

Diluted Shares (millions) 263.2 277.5

EPS - Diluted $ 0.76 $ 0.72

Dividend Declared per Share $ 0.40 $ 0.30

April 18, 2013 3

2013 Total Revenue Change

     First Quarter $%

Prior Period Revenue $ 3,307.3

Foreign Exchange (FX) Impact (a) (19.5) -0.6% Acquisition/Disposition Revenue (b) 15.4 0.5% Organic Revenue (c) 95.7 2.9% Current Period Revenue $ 3,398.9 2.8%

(a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b) Acquisition/Disposition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c) Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

April 18, 2013 4

2013 Revenue by Discipline

First Quarter

Specialty 7.5%

PR 9.4%

     % Organic $ Mix % Growth Growth (a)

Advertising $ 1,651.9 5.7% 6.1% CRM 1,172.7 -1.3% -0.6%

Advertising

48.6% PR 318.4 3.7% 1.9% Specialty 255.9 2.9% 1.0%

CRM 34.5%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

April 18, 2013 5

2013 Revenue by Geography

First Quarter

$ Mix $ Growth

UK United States $ 1,791.6 $ 72.3

8.9% Organic 70.1

Rest of

Acquisition 2.2

World

International $ 1,607.3 $ 19.3

22.8%

Organic 25.6 Acquisition 13.2

FX (19.5)

Euro

% Organic

Markets (a)

$ Mix % Growth Growth

15.6%

U.S. United States $ 1,791.6 4.2% 4.1%

52.7% Euro Currency Markets 529.1 -3.4% -3.7% United Kingdom 303.2 5.7% 2.3%

Rest of World 775.0 2.8% 5.2%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

April 18, 2013 6

Revenue by Industry

First Quarter – 2013 First Quarter – 2012

Growth

T&E Auto T&E Auto Auto -0.1%

     6% 8% 6% 8% Telcom Telcom

7% 7% Consumer Food & Beverage 1.8% Consumer Products Products

     9% Consumer Products 12.2% Tech 10% Tech 9%

     9% Financial Financial Services -5.4% Financial Services Services

9% Pharma &

Retail 8% Retail 5.6%

7% Healthcare 7%

T&E 5.5%

     Food & Pharma & Food & Pharma & Beverage Health Beverage

     Retail 3.7% Health 14% 9% 14% 10% Technology 7.3%

Other Other Telecom 1.2% 21% 22% Other Industries 0.4%

April 18, 2013 7

Cash Flow Performance

Three Months Ended March 31 2013 2012

Net Income $ 224.8 $ 226.0

Depreciation and Amortization Expense 71.1 69.3

Share-Based Compensation Expense 22.1 26.3

Other Non-Cash Items to Reconcile to Net Cash Used in Operating

(15.9) (11.1)

Activities, net

Free Cash Flow (a) $ 302.1 $ 310.5

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 17.

(a) The Free Cash Flow amounts presented above are non-GAAP financial measures. See page 20 for the definition of this measure and page 19 for the reconciliation of non-GAAP measures.

April 18, 2013 8

Cash Flow Performance

Three Months Ended March 31 2013 2012

Free Cash Flow (a) $ 302.1 $ 310.5 Primary Uses of Cash:

Dividends (b) - 69.8 Dividends paid to Noncontrolling Interest Shareholders 23.0 23.0

Capital Expenditures 38.2 45.6 Acquisitions and Payments for Additional Interest in Controlled Subsidiaries including Contingent Purchase Price Payments, net of 17.3 14.3 Proceeds from Sale of Investments Stock Repurchases, net 238.3 152.9

Primary Uses of Cash (a) 316.8 305.6 Net Free Cash Flow (a) $ (14.7) $ 4.9

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 17.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP financial measures. See page 20 for the definition of these measures and page 19 for the reconciliation of non-GAAP measures.

(b) In December 2012, the Company paid its fourth quarter dividend, which historically was paid during January. As a result, there were no dividend payments in the first quarter of 2013. The Company expects that there will be three dividend payments in 2013.

April 18, 2013 9

Current Credit Picture

Twelve Months Ended March 31 2013 2012

EBITDA (a) $ 2,097.9 $ 1,989.3

Gross Interest Expense 190.2 154.7 EBITDA / Gross Interest Expense 11.0 x 12.9 x Total Debt / EBITDA 2.1 x 1.6 x Net Debt (b) / EBITDA 1.1 x 0.8 x

Debt

Bank Loans (Due Less Than 1 Year) $12 $ 12 CP & Borrowings Issued Under Revolver - -Convertible Notes (c) 660 660 Senior Notes (c) 3,750 2,500 Other Debt 36 21

Total Debt $ 4,458 $ 3,193

Cash and Short Term Investments 2,090 1,509

Net Debt (b) $2,368 $ 1,684

(a) EBITDA is a non-GAAP financial measure. See page 20 for the definition of this measure and page 18 for the reconciliation of non-GAAP measures. (b) Net Debt is a non-GAAP financial measure. See page 20 for the definition of this measure.

(c) See pages 14 and 15 for additional information on our Convertible Notes and Senior Notes.

April 18, 2013 10

Historical Returns

Return on Invested Capital (ROIC) (a) :

Twelve Months Ended March 31, 2013 17.7%

Twelve Months Ended March 31, 2012 16.9%

Return on Equity (b):

Twelve Months Ended March 31, 2013 29.6%

Twelve Months Ended March 31, 2012 26.9%

(a) Return on Invested Capital is After Tax Operating Income (a non-GAAP measure – see page 20 for the definition of this measure and page 19 for the reconciliation of non-GAAP measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments) .

(b) Return on Equity is Net Income for the given period divided by the average of shareholders equity at the beginning and end of the period.

April 18, 2013 11

Net Cash Returned to Shareholders through Dividends and Share Repurchases

Omnicom’s Revenues and Net Income has doubled since 2002(a). From 2002 through Q1 2013, Omnicom distributed 100% of Net Income to shareholders through Dividends and Share Repurchases .

10.0 $9.30

9.0

8.0

7.0 $7.04

Billions 6.0 5.0

In

$ 4.0

3.0 $2.26 2.0

1.0

-

     2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD Cumulative Dividends Paid

Cumulative Cost of Net Shares Repurchased, defined as payments for repurchases of common stock less proceeds from stock plans Cash Returned to Shareholders, defined as the sum of Cumulative Dividends paid and Cumulative Cost of Net Shares Repurchased Cumulative Net Income - Omnicom Group Inc.

(a) Omnicom Revenue increased from $6.9 billion to $14.2 billion and Net Income increased from $455 million to $998 million in 2002 and 2012, respectively .

April 18, 2013 12

Supplemental Financial Information

April 18, 2013 13

Omnicom Debt Structure

Bank Loans $12

     2032 Convert 2038 Convert $253 $407

2016 Senior Notes $1,000

2019 Senior Notes 2022 Senior Notes $500 $1,250

2020 Senior Notes $1,000

The above chart sets forth Omnicom’s debt outstanding at March 31, 2013. The amounts reflected above for the 2016, 2019, 2020 and 2022 Senior Notes represent the principal amount of these notes at maturity on April 15, 2016, July 15, 2019, August 15, 2020 and May 1, 2022, respectively.

April 18, 2013 14

Omnicom Debt Maturity Profile

     2022 Senior Notes $1,250

     2016 2020 Senior Notes Senior Notes $1,000

$750

     2019 Senior Notes $500 2038 Convert 2032 Convert $250

     Other Borrowings $0

Our 2038 Convertible Notes are putable in June 2013, 2018, 2023 and annually thereafter until maturity. Our 2032 Convertible Notes are putable on July 31, 2013 and annually in July thereafter until maturity.

Other borrowings at March 31, 2013 include short-term borrowings of $12 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through October 2016, the date of expiration of our five-year credit facility.

April 18, 2013 15

2013 Acquisition Related Expenditures

First Quarter

Acquisitions of Businesses and Affiliates (a) $ -Additional Interest in Controlled Subsidiaries (b) 5.6 Earn -outs on acquisitions completed prior to January 1, 2009 (c) 0.9 Earn -outs on acquisitions completed after January 1, 2009 (c) 13.5

Total Acquisition Expenditures (d) $ 20.0

(a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest.

(c) Includes additional consideration paid for acquisitions completed in prior periods. (d) Total Acquisition Expenditures figure is net of cash acquired.

April 18, 2013 16

Condensed Cash Flow

     Three Months Ended March 31 2013 2012 Net Income $ 224.8 $ 226.0

Share-Based Compensation Expense 22.1 26.3 Depreciation and Amortization 71.1 69.3 Other Non-Cash Items to Reconcile to Net Cash Used in Operating Activities, net (15.9) (11.1) Changes in Operating Capital (511.8) (311.0)

Net Cash Used in Operating Activities (209.7) (0.5)

Capital Expenditures (38.2) (45.6) Acquisitions, net of Proceeds from Sale of Investments 1.8 (11.6)

Net Cash Used in Investing Activities (36.4) (57.2)

Dividends - (69.8) Dividends paid to Noncontrolling Interest Shareholders (23.0) (23.0) Proceeds from Short-term Debt 5.4 1.9 Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax Benefit from Stock Plans (238.3) (152.9) Payments for Additional Interest in Controlled Subsidiaries (5.6) (1.3) Contingent Purchase Price Payments (13.5) (1.4) Other Financing Activities, net (9.3) (5.8)

Net Cash Used in Financing Activities (284.3) (252.3) Effect of exchange rate changes on cash and cash equivalents (76.1) 31.5 Net Decrease in Cash and Cash Equivalents $ (606.5) $ (278.5)

April 18, 2013 17

Reconciliation of Non-GAAP Measures

First Quarter 12 Months Ended March 31

2013 2012 2013 2012

Revenue $ 3,398.9 $ 3,307.3 $ 14,311.1 $ 14,028.4

Operating Expenses, excluding Depreciation and Amortization 2,956.1 2,875.5 12,213.2 12,039.1

EBITDA 442.8 431.8 2,097.9 1,989.3 Depreciation 45.7 45.3 182.0 183.2 EBITA 397.1 386.5 1,915.9 1,806.1

Amortization of Intangibles 25.4 24.0 102.5 94.7

Operating Income 371.7 362.5 1,813.4 1,711.4

Net Interest Expense 40.9 29.2 156.4 119.0

Income Before Tax 330.8 333.3 1,657.0 1,592.4 Taxes 109.2 109.3 526.9 541.3

Income/(Loss) from Equity Method Investments 3.2 2.0 (13.8) 18.2

Net Income 224.8 226.0 1,116.3 1,069.3

Less: Net Income Attributed to Noncontrolling Interests 19.7 21.4 117.5 114.0

Net Income - Omnicom Group $ 205.1 $ 204.6 $ 998.8 $ 955.3

The above reconciles EBITDA & EBITA to the GAAP financial measures for the periods presented.

EBITDA and EBITA are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios, as presented on page 10 of this presentation.

April 18, 2013 18

Reconciliation of Non-GAAP Measures

     Three Months Ended March 31 2013 2012 Net Free Cash Flow $ (14.7) $ 4.9 Cash Flow items excluded from Net Free Cash Flow:

Changes in Operating Capital (511.8) (311.0) Proceeds from Short-term Debt 5.4 1.9 Other Financing Activities, net (9.3) (5.8) Effect of exchange rate changes on cash and cash equivalents (76.1) 31.5

Net Decrease in Cash and Cash Equivalents $ (606.5) $ (278.5)

     Twelve Months Ended March 31 2013 2012 Operating Income $ 1,813.4 $ 1,711.4

Effective Tax Rate for the applicable period 31.8% 34.0% Income Taxes on Operating Income 576.7 581.9

After Tax Operating Income $ 1,236.7 $ 1,129.5

April 18, 2013 19

Disclosure

The preceding materials have been prepared for use in the April 18, 2013 conference call on Omnicom’s results of operations for the period ended March 31, 2013. The call will be archived on the Internet at http://www. omnicomgroup. com/financialwebcasts.

Forward-Looking Statements

Certain of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties, including those that are described in our 2012 Annual Report of Form 10-K under Item 1A- Risk Factors and Item 7-Management’s Discussion and Analysis of Financial Condition and Results of Operations, include, but are not limited to, our future financial position and results of operations, global economic conditions, losses on media purchases and production costs incurred on behalf of clients, reductions in client spending and/or a slowdown in client payments, competitive factors, changes in client communication requirements, managing conflicts of interest, the hiring and retention of personnel, maintaining a highly skilled workforce, our ability to attract new clients and retain existing clients, reliance on information technology systems, changes in government regulations impacting our advertising and marketing strategies, conditions in the credit markets, risks associated with assumptions we make in connection with our critical accounting estimates and legal proceedings, and our international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are our present expectations. Actual events or results may differ. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 18 and 19.

The non-GAAP measures used in this presentation include the following:

Net Free Cash Flow, defined as Free Cash Flow (defined below) less the Primary Uses of Cash (defined below). Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this presentation is meaningful for understanding our primary sources and primary uses of that cash flow. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense less other non-cash items to reconcile to net cash provided by operating activities. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds and excess tax benefit from our stock plans, and excludes changes in working capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes.

EBITDA, defined as operating income before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful because the financial covenants in our credit facilities are based on EBITDA.

EBITA, defined as operating income before interest, taxes and amortization. We use EBITA as an additional operating performance measure, which excludes acquisition-related amortization expense, because we believe that EBITA is a useful measure to evaluate the performance of our businesses.

Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the metrics used by us to assess our cash management.

After Tax Operating Income, defined as operating income less income taxes calculated using the effective tax rate for the applicable period.

Other Information

All dollar amounts are in millions except for per share amounts and figures shown on page 3. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.